UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 10, 2026

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
none	none	(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
none	none	(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series A Mandatory Convertible Preferred Stock, par value $0.001 per share	GOOGM	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	GOOGN	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
2.375% Senior Notes due 2028	—	Nasdaq Stock Market LLC
2.500% Senior Notes due 2029	—	Nasdaq Stock Market LLC
4.125% Senior Notes due 2029	—	Nasdaq Stock Market LLC
3.200% Senior Notes due 2030	—	Nasdaq Stock Market LLC
2.875% Senior Notes due 2031	—	Nasdaq Stock Market LLC
3.450% Senior Notes due 2032	—	Nasdaq Stock Market LLC
4.625% Senior Notes due 2032	—	Nasdaq Stock Market LLC
3.000% Senior Notes due 2033	—	Nasdaq Stock Market LLC
3.125% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.375% Senior Notes due 2037	—	Nasdaq Stock Market LLC
3.500% Senior Notes due 2038	—	Nasdaq Stock Market LLC
4.100% Senior Notes due 2039	—	Nasdaq Stock Market LLC
5.500% Senior Notes due 2041	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2044	—	Nasdaq Stock Market LLC
3.875% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.500% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2054	—	Nasdaq Stock Market LLC
5.875% Senior Notes due 2058	—	Nasdaq Stock Market LLC
4.800% Senior Notes due 2063	—	Nasdaq Stock Market LLC
4.375% Senior Notes due 2064	—	Nasdaq Stock Market LLC
6.125% Senior Notes due 2126	—	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Alphabet Inc. U.S. Dollar-Denominated Senior Notes Offering

On August 10, 2026, Alphabet Inc. (“Alphabet”) closed its underwritten public offering of $25 billion aggregate principal amount of U.S. dollar-denominated senior notes (the “Notes”) pursuant to Alphabet’s registration statement on Form S-3 (File No. 333-296395). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of February 12, 2016, between Alphabet and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes consist of $750,000,000 aggregate principal amount of floating rate notes due 2028, $1,250,000,000 aggregate principal amount of 4.500% notes due 2028, $500,000,000 aggregate principal amount of floating rate notes due 2029, $2,000,000,000 aggregate principal amount of 4.625% notes due 2029, $3,500,000,000 aggregate principal amount of 4.875% notes due 2031, $2,500,000,000 aggregate principal amount of 5.200% notes due 2033, $4,500,000,000 aggregate principal amount of 5.450% notes due 2036, $3,000,000,000 aggregate principal amount of 6.250% notes due 2046, $4,500,000,000 aggregate principal amount of 6.375% notes due 2056 and $2,500,000,000 aggregate principal amount of 6.500% notes due 2066.

The foregoing description of the Indenture is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing descriptions of the Notes is qualified in its entirety by reference to the full text of the respective forms of the Notes filed as Exhibits 4.2-4.11 hereto and each is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

4.1	Indenture, dated February 12, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 of Alphabet Inc.’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209510)

4.2	Form of Global Note representing the Registrant’s floating rate notes due 2028

4.3	Form of Global Note representing the Registrant’s 4.500% notes due 2028

4.4	Form of Global Note representing the Registrant’s floating rate notes due 2029

4.5	Form of Global Note representing the Registrant’s 4.625% notes due 2029

4.6	Form of Global Note representing the Registrant’s 4.875% notes due 2031

4.7	Form of Global Note representing the Registrant’s 5.200% notes due 2033

4.8	Form of Global Note representing the Registrant’s 5.450% notes due 2036

4.9	Form of Global Note representing the Registrant’s 6.250% notes due 2046

4.10	Form of Global Note representing the Registrant’s 6.375% notes due 2056

4.11	Form of Global Note representing the Registrant’s 6.500% notes due 2066

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the Notes

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: August 10, 2026	/s/ Anat Ashkenazi
Anat Ashkenazi
Senior Vice President, Chief Financial Officer